UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
————————————————
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2010

THE FIRST OF LONG ISLAND CORPORATION
(Exact name of Registrant as specified in its charter)

New York	0-12220	11-2672906
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Glen Head Road, Glen Head, NY 11545
(Address of principal executive offices)

(516) 671-4900
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 13, 2010, The First of Long Island Corporation issued a correcting and replacing press release announcing its intention to offer shares of its common stock in a public offering to be underwritten by Keefe, Bruyette & Woods, Inc. pursuant to a shelf registration statement filed on June 23, 2010.  The original press release, which was issued on July 12, 2010 and filed with the Securities and Exchange Commission on July 12, 2010 on Form 8-K, listed incorrect contact information to obtain a copy of the prospectus supplement and the prospectus.

A copy of the correcting and replacing press release is attached to this Form 8-K/A as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions: None

(d)	Exhibits:

Exhibit Number	Description
Exhibit 99.1	Press Release dated July 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST OF LONG ISLAND CORPORATION
(Registrant)

Date: July 14, 2010	By: /s/ Mark D. Curtis
Mark D. Curtis
Senior Vice President & Treasurer
(principal accounting & financial officer)